UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                       December 16, 2002

BANK ONE, DELAWARE, NATIONAL ASSOCIATION
(FORMERLY FIRST USA BANK, NATIONAL ASSOCIATION)

(Exact name of registrant as specified in its charter)

(As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

United States

(State or other jurisdiction of incorporation)

0-25636	51-0269396
(Commission File Number)	(IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware	19801

(Address of principal executive offices)	(Zip Code	)

(302) 594-4000

Registrant’s telephone number, including area code

                                                     N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

On December 16, 2002, the Banc One Credit Card Master Trust (the “Trust”) made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

Floating Rate Class A Asset Backed Certificates, Series 1996-A
Floating Rate Class B Asset Backed Certificates, Series 1996-A

Item 7. Financial Statements and Exhibits

(c) Exhibits.

See page 4 for Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank One, Delaware, National Association
(Formerly First USA Bank, National
Association), as Servicer, on behalf of BANC
ONE CREDIT CARD MASTER TRUST

By:	/S/ MICHAEL J. GRUBB
Name: Title:	Michael J. Grubb First Vice President

Date: December 16, 2002

EXHIBIT INDEX

Exhibit	Description	Page
99.1	Excess Spread Analysis	5

99.2	Trust Allocation Report	6

99.3	Banc One Credit Card Master Trust – Summary Report for Series 1996-A	7-8

99.4	Monthly Servicer’s Certificate	9